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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2003

YOUTHSTREAM MEDIA NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-27556
(Commission File Number)

13-4082185
(I.R.S. Employer Identification Number)

244 Madison Avenue, PMB 358
New York, New York 10016
(Address of Principal Executive Offices)
(Zip Code)

(212) 622-7300
(Registrant's telephone number, including area code)

28 West 23rd Street
New York, New York 10010
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On January 20, 2003, YouthStream Media Networks, Inc. entered into a Restructuring Agreement and issued a press release in connection therewith. On January 24, 2003, the transactions contemplated by the Restructuring Agreement were consummated.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)
  Exhibits

      Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

  (b)
  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 7, 2003	YouthStream Media Networks, Inc.

	By:	/s/ ROBERT WEINGARTEN
	Name:	Robert Weingarten
	Title:	Chief Financial Officer

  (c)
  EXHIBIT INDEX

Number	Exhibit Description
99.1	Press Release.
99.2
Restructuring Agreement dated as of January 20, 2003 by and among YouthStream Media Networks, Inc., and its subsidiary, Network Event Theater, Inc., the United States Small Business Administration as Receiver for Interequity Capital Partners, LP, TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB, LLC, The Charles and Adele Thurnher Living Trust Dated December 7, 1989, The Morrish Community Property Trust Dated April 15, 1998, and Jean Smith, Stanley J. Schrager, Richard Coppersmith, Rand Ravich and Jess M. Ravich, individually.
99.3	Certificate of Designation for Preferred Stock of YouthStream Media Networks, Inc.
99.4	Promissory Note Issued from Beyond the Wall, Inc. to The Ravich Revocable Trust of 1989.
99.5	Promissory Note Issued from Beyond the Wall, Inc. to Interequity Capital Partners, LP.
99.6
Mutual Release by and between each of Ravich Revocable Trust of 1989, Libra Securities, LLC, the United States Small Business Administration as Receiver for Interequity Capital Partners, LP, TCW Shared Opportunity Fund II, L.P., Shared Opportunity Fund IIB, LLC, The Charles and Adele Thurnher Living Trust Dated December 7, 1989, The Morrish Community Property Trust Dated April 15, 1998, and Jean Smith, Stanley J. Schrager, Richard Coppersmith, Rand Ravich and Jess M. Ravich, individually, YouthStream Media Networks, Inc. and Network Event Theater, Inc.
99.7	Letter by Libra Securities, LLC.
99.8	Existing Director Release to YouthStream Media Networks, Inc.
99.9
Ravich Security Agreement by and among YouthStream Media Networks, Inc., and The Ravich Revocable Trust of 1989 and the United States Small Business Administration, as Receiver for Interequity Capital Partners, LP.
99.10
Amendment No. 1 to Restructuring Agreement dated as of January 23, 2003 by and among YouthStream Media Networks, Inc., and its subsidiary, Network Event Theater Inc., each of which is a Delaware corporation, and the Ravich Revocable Trust of 1989.
99.11
Amendment No. 2 to Restructuring Agreement dated as of January 24, 2003 by and between YouthStream Media Networks, Inc., its subsidiary, Network Event Theater Inc., each of which is a Delaware corporation, the Ravich Revocable Trust of 1989 and the United States Small Business Administration as Receiver for Interequity Capital Partners, LP.
99.12	Press Release.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS